As filed with the Securities and Exchange Commission on March 10, 1999
                                                              File No: 333-71527
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No. 1

                           FREMONT MUTUAL FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                 (415) 284-8733
              (Registrant's Telephone Number, Including Area Code)

                          333 Market Street, Suite 2600
                         San Francisco, California 94105
                    (Address of Principal Executive Offices)


                             Tina Thomas, Secretary
                           Fremont Mutual Funds, Inc.
                          333 Market Street, Suite 2600
                         San Francisco, California 94105
                     (Name and Address of Agent for Service)

                                   Copies to:

                               Julie Allecta, Esq.
                               David Hearth, Esq.

                      Paul, Hastings, Janofsky & Walker LLP
                              345 California Street
                         San Francisco, California 94104

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective. The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

No filing fee is required under the Securities Act of 1933, as amended, because an indefinite number of shares of beneficial interest, with par value $0.01 per share, has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.
================================================================================

                   CROSS REFERENCE SHEET


Form N-14 Part A, Item     Location in Prospectus/Proxy Statement
----------------------     --------------------------------------

        1                  Front Cover; Cross Reference

        2                  Table of Contents

        3 Introduction; Description of the Proposed Reorganization; Comparison of the Funds; Risk Factors

        4 Introduction, The Transaction, The Proposal, Description of the Proposed Reorganization

        5, 6 The Transaction, Comparison of the Funds; Risk Factors; Further Information About the Select Fund and the Global Fund

        7                  Shares and Voting; Vote Required

        8                  Not Applicable

        9                  Not Applicable

Form N-14 Part B, Item      Location in Statement of Additional Information
----------------------      -----------------------------------------------

       10                   Cover Page

       11                   Table of Contents

       12 Incorporation of Documents by Reference in Statement of Additional Information

       13                   Not Applicable

       14 Incorporation of Documents by Reference in Statement of Additional Information

Form N-14 Part C
----------------

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of Form N-14.

THE FOLLOWING ITEMS ARE HEREBY INCORPORATED BY REFERENCE:

From Post-Effective Amendment No. 32 of Fremont Mutual Funds, Inc., April 6, 1998 (SEC File No. 811-5632 and subsequent filings under Rule 497(e)):

      Combined Prospectus for Fremont Select Fund (with other funds of Fremont Mutual Funds, Inc.), dated March 1, 1998, as supplemented June 22, 1998, June 29, 1998, August 31, 1998, and January 20, 1999.

      Combined Statement of Additional Information for Fremont Select Fund, (with other funds of Fremont Mutual Funds, Inc.), dated March 1, 1998, as supplemented June 29, 1998.

From Post-Effective Amendment No. 34 of Fremont Mutual Funds, Inc., March 1, 1999 (SEC File No. 811-5632 and subsequent filings under Rule 497(e)):

      Combined Prospectus for Fremont Global Fund (with other funds of Fremont Mutual Funds, Inc.), dated March 1, 1999.

      Combined Statement of Additional Information for Fremont Global Fund (with other funds of Fremont Mutual Funds, Inc.), dated March 1, 1999.


As previously sent to shareholders of the Fremont Global Fund and the Fremont Select Fund, and as filed with the SEC pursuant to Rule 30b2-1:

      Annual Report for the Fremont Global Fund and the Fremont Select Fund for the fiscal year ended October 31, 1998, as contained in the Annual Report for Fremont Mutual Fund, Inc., dated as of and for the periods ended October 31, 1998.

                    -----------------------------------------

                                     PART A

                     COMBINED PROXY STATEMENT AND PROSPECTUS

                            FOR THE REORGANIZATION OF

                               FREMONT SELECT FUND

                                      INTO

                               FREMONT GLOBAL FUND

                    -----------------------------------------

                   [LETTERHEAD OF FREMONT MUTUAL FUNDS, INC.]

            IMPORTANT PROXY VOTE FOR FREMONT SELECT FUND SHAREHOLDERS
                        PLEASE READ AND RESPOND PROMPTLY

March 15, 1999

Dear Fremont Select Fund Shareholder:

     I am writing to inform you of a Special Meeting of Fremont Select Fund Shareholders that will be held on March 30, 1999. The purpose of this meeting is to vote on a proposal to reorganize the Select Fund and merge its assets into the Fremont Global Fund. Please read the enclosed materials and vote by returning the enclosed proxy card.

     PROPOSED FUND MERGER: After completing a careful analysis of the Fremont Select Fund's performance and holdings the Advisor recommends that the Select Fund reorganize and merge all of its assets into the Fremont Global Fund. The Global Fund was chosen because both funds invest in mid-cap U.S. equities. The Advisor believes that the Global Fund's portfolio management team can do a more efficient and effective job managing the mid-cap investment of both Funds. The Global Fund also enjoys a lower overall risk profile than the Select Fund. Of course, should you wish to choose a greater or lesser degree of risk than the Global Fund you may liquidate prior to the merger and transfer your proceeds to any one of a number of Fremont Funds. Fremont has agreed to pay all expenses associated with the merger.

     This proxy is your opportunity to vote `for' or `against' the proposed merger of these two funds. THE FREMONT FUNDS BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE MERGER. It is important that all Fremont Select Fund shareholders exercise their right to vote on these significant issues concerning their investments.

How to vote on this resolution

     If you would like to cast your vote in person you may do so at the special shareholder meeting that will take place at 9:00 A.M. on Tuesday, March 30, 1999, in the main conference room on the 26th floor of 333 Market Street, in San Francisco.

     IF YOU DO NOT PLAN TO ATTEND THE SPECIAL MEETING OF FREMONT SELECT FUND SHAREHOLDERS, IT IS VERY IMPORTANT THAT YOU VOTE ON THIS PROPOSAL BY MAIL. To vote, please read the proxy statement, complete the proxy card and return it in the enclosed postage-paid envelope. IT IS IMPORTANT THAT YOU VOTE BY MARCH 26, 1999, TO SAVE THE EXPENSE OF ADDITIONAL SOLICITATIONS.

     If you have any questions about any of these materials, please call us at 800-548-4539 (PRESS 2).

Sincerely,



Michael H. Kosich
President

                           FREMONT MUTUAL FUNDS, INC.
                          333 Market Street, 26th Floor
                         San Francisco, California 94105
                            (800) 548-4539 (press 2)

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                               FREMONT SELECT FUND

                            TO BE HELD MARCH 30, 1999


To the Shareholders of the Select Fund:


     Fremont Select Fund will host a special meeting of shareholders at the offices of Fremont Mutual Funds, 333 Market Street, 26th Floor, San Francisco, California 94105 on March 30, 1999, at 9:00 A.M., local time. At the meeting, we will ask you to vote on:


     1. A proposal to reorganize the Select Fund into another Fremont Fund, the Global Fund.

     2.   Any other business that properly comes before the meeting.


     Only shareholders of record at the close of business on January 22, 1999, (the "Record Date") will be entitled to receive this notice and to vote at the meeting.

                                     By Order of the Board of Directors


                                     /s/Tina Thomas
                                     Tina Thomas, Secretary
                                     Fremont Mutual Funds

                  YOUR VOTE IS IMPORTANT REGARDLESS OF HOW MANY
                      SHARES YOU OWNED ON THE RECORD DATE.

                                  -------------------

PLEASE ENTER YOUR VOTE ON THE ENCLOSED PROXY FORM, DATE AND SIGN IT, AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE AND DISRUPTION OF FURTHER SOLICITATION, WE REQUEST YOUR COOPERATION BY VOTING PROMPTLY.

                           FREMONT MUTUAL FUNDS, INC.
                          333 MARKET STREET, 26TH FLOOR
                         SAN FRANCISCO, CALIFORNIA 94105
                            (800) 548-4539 (PRESS 2)

                               FREMONT SELECT FUND

                                       AND

                               FREMONT GLOBAL FUND

                     COMBINED PROXY STATEMENT AND PROSPECTUS


                             Dated: March 10, 1999


WHAT IS THIS DOCUMENT AND WHY DID WE SEND IT TO YOU?


     The Board of Directors approved a plan to reorganize the Fremont Select Fund (the "Select Fund") into the Fremont Global Fund (the "Global Fund") (that transaction is referred to as the "Merger"). Approval of the shareholders of the Select Fund is needed to proceed with the Merger. A meeting of the Select Fund's shareholders will be held on March 30, 1999 (the "Shareholder Meeting"). We are sending this document to you for your use in deciding whether to approve the Merger at the Shareholder Meeting.

     This document includes a Notice of Special Meeting of Shareholders, a Combined Proxy Statement and Prospectus and a form of Proxy.

     As a technical matter, the Merger will have three steps:


     + the transfer of the assets and liabilities of the Select Fund to the Global Fund in exchange for shares of the Global Fund (the "Global Fund Shares") of equivalent value to the net assets transferred,

     + the pro rata distribution of those Global Fund Shares to shareholders of the Select Fund as of the effective date of the Merger (the "Effective Date") in full redemption of those shareholders' shares in the Select Fund, and

     +    the immediate liquidation and termination of the Select Fund.

     As a result of the Merger, each shareholder of the Select Fund will hold Global Fund Shares having the same total value as the shares of the Select Fund held immediately before the Merger. Lawyers for the Select Fund and the Global Fund will issue an opinion to the effect that, for federal income tax purposes, the Merger will be treated as a tax-free reorganization that will not cause the Select Fund's shareholders to recognize a gain or loss for federal income tax purposes. See Section II.A.3 below.

     The investment objective of the Select Fund is to seek long-term capital appreciation by investing primarily in equity securities of established medium capitalization U.S.-based companies. The Global Fund's investment objective is to maximize total return (including income and capital gains) while reducing risk. The Global Fund may invest in U.S. stocks and bonds, foreign stocks and bonds, real estate securities, precious metals and cash equivalents.

      This Combined Proxy Statement and Prospectus sets forth the basic information that you should know before voting on the proposal. You should read it and keep it for future reference.

WHAT OTHER IMPORTANT DOCUMENTS SHOULD I KNOW ABOUT?


     The Select Fund and Global Fund (together, the "Funds") are series of Fremont Mutual Funds, Inc., (the "Company") an open-end management investment company. The following documents are on file with the Securities and Exchange Commission (the "SEC") and are deemed to be legally part of this document:

     + Combined Prospectus for the Global Fund and the Select Fund (as well as other Fremont Funds) dated March 1, 1999.

     + Combined Statement of Additional Information relating to the Select Fund and the Global Fund (as well as other Fremont Funds) dated March 1, 1999.

     + Statement of Additional Information relating to this Combined Proxy Statement and Prospectus.


     Those documents are available without charge by writing to the Company at 333 Market Street, 26th Floor, San Francisco, California 94105, or by calling
(800) 548-4539 (press 2).


     The Annual Report to Shareholders of the Select Fund and the Global Fund for the fiscal year ended October 31, 1998, containing audited financial statements of the Select Fund and the Global Fund, have been previously mailed to shareholders. If you do not have a copy, additional copies of that Annual Report are available without charge by writing or calling the Company at its address and telephone number listed above. It is expected that this Combined Proxy Statement and Prospectus will be mailed to shareholders on or about March 15, 1999.

LIKE ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE.

                               TABLE OF CONTENTS

I. INTRODUCTION.............................................................5
   A.  GENERAL..............................................................5
   B.  THE PROPOSAL.........................................................5
   C.  COMPARISON OF EXPENSES...............................................7
   D.  SHARES AND VOTING....................................................7
II. THE PROPOSAL...........................................................10
   A. DESCRIPTION OF THE PROPOSED MERGER...................................10
       1.  THE REORGANIZATION..............................................10
       2.  EFFECT OF THE MERGER............................................11
       3.  FEDERAL INCOME TAX CONSEQUENCES.................................11
       4.  DESCRIPTION OF THE EMERGING FUND SHARES.........................11
       5.  CAPITALIZATION..................................................12
   B. COMPARISON OF THE FUNDS..............................................13
       1.  INVESTMENT OBJECTIVES AND POLICIES..............................13
       2.  INVESTMENT RESTRICTIONS.........................................13
       3.  COMPARATIVE PERFORMANCE INFORMATION.............................16
       4.  ADVISORY FEES AND OTHER EXPENSES................................17
       5.  PORTFOLIO ADVISORS..............................................17
       6.  DISTRIBUTION AND SHAREHOLDER SERVICES...........................18
       7.  REDEMPTION AND EXCHANGE PROCEDURES..............................18
       8.  INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.........19
       9.  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS................19
       10. SHAREHOLDERS'RIGHTS.............................................19
   C. RISK FACTORS.........................................................20
   D. RECOMMENDATION OF THE BOARD OF DIRECTORS.............................20
   E. DISSENTERS'RIGHTS OF APPRAISAL.......................................21
   F. FURTHER INFORMATION ABOUT THE SELECTFUND AND THE GLOBALFUND..........21
   G. VOTE REQUIRED........................................................22
   H. FINANCIAL HIGHLIGHTS.................................................22
III. MISCELLANEOUS ISSUES..................................................24
   A. OTHER BUSINESS.......................................................24
   B. NEXT MEETING OF SHAREHOLDERS.........................................24
   C. LEGAL MATTERS........................................................24
   D. EXPERTS..............................................................24

                                I. INTRODUCTION

A. GENERAL

     The Fremont Funds' Board of Directors called this shareholder meeting to allow shareholders to consider and vote on the proposed Merger of the Select Fund into the Global Fund. The Board of Directors (including a majority of the independent directors, meaning those directors who are not "interested" persons under the Investment Company Act of 1940, as amended (the "1940 Act")) voted on December 11, 1998, to approve the Merger subject to the approval by the Select Fund's shareholders.

     The investment advisor for each Fund is Fremont Investment Advisors, Inc. (the "Advisor") . The Advisor recommends that you approve the Merger because it believes the Merger can increase the managerial efficiencies of these two Funds if they are merged. This is possible since each Fund maintains an exposure to mid-cap U.S. equities. The Select Fund maintains a concentrated exposure, while the Global Fund may invest a portion of its assets in mid-cap U.S. stocks in an effort to enhance returns. The Global Fund also takes advantage of diversification by investing in multiple categories of U.S.
and foreign securities.

B. THE PROPOSAL


      At the Shareholder Meeting, the shareholders of the Select Fund will be asked to approve the proposed Merger of the Select Fund into the Global Fund. The Merger will include the transfer of substantially all of the assets and liabilities of the Select Fund to the Global Fund. All Select Fund shareholders will receive Global Fund Shares in exchange. The Select Fund will then be terminated and liquidated.


     The investment objective of the Select Fund is to seek long-term capital appreciation by investing primarily in U.S. equity securities with medium-sized capitalizations. The Global Fund's investment objective seeks to maximize total return while seeking to reduce risk by investing in multiple categories of U.S. and foreign securities. The Global Fund's domestic exposure includes large, mid, small and micro-cap securities. Although the securities in the Select Fund and the mid-cap securities in the Global Fund are subject to substantially similar risks, the Global Fund is more diversified with different categories of U.S. and foreign securities and therefore enjoys a more diversified risk profile but is subject to additional risks, such as foreign security risks and interest rate risk. The Advisor seeks to balance these through an active allocation strategy applied by Global Fund's portfolio managers. For these reasons, the Advisor believes that the Global Fund, over the long-term, presents lower overall risk of loss than the Select Fund.

     The Select Fund may hold up to 10% of its assets in securities of companies domiciled outside of the United States and, for defensive purposes, may also invest a portion of its assets in high-quality debt securities. The Global Fund allocates its assets among domestic, foreign and short-term securities that the Advisor believes have the most favorable return outlook. The Select Fund shareholders will be able to take advantage of a Fund that has more investment flexibility at a global level. Because of its smaller size, the Select Fund was unable to take full advantage of investment opportunities in U.S. mid-cap securities or in these other investment areas available to the Global Fund.

     The purchase, redemption and exchange arrangement of the Funds , which are discussed in Section II.B below, are identical. The Select Fund shares, which are subject to a 0.25% Rule 12b-1 distribution fee, are sold directly to the public at their net asset value. The Global Fund currently offers its shares directly to the public at their net asset value, without any sales load or Rule 12b-1 fee. If the Merger is completed, all shareholders of the Select Fund on the Effective Date would receive shares of the Global Fund.

     The Advisor and the Board of Directors believe that the Merger is in the best interest of the Select Fund shareholders, and that the interests of existing shareholders of the Global Fund will not be diluted as a result of the Merger. See Section II.D below.

     The Advisor will pay the costs of the Merger, the Shareholder Meeting and solicitation of proxies, including the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, the Advisor and the Board of Directors also may solicit proxies, without special compensation, by telephone, facsimile or otherwise.

C. COMPARISON OF EXPENSES


      The following table shows the comparative fees and expenses you may pay if you buy and hold shares of the Funds. The Funds do not impose any front-end or deferred sales loads nor do they charge shareholders for exchanging shares or reinvesting dividends.


Fees and Expenses of the Funds (as of October 31, 1998)


                                   Fremont     Fremont Global    Fremont Global
                                 Select Fund   Fund (Current)   Fund (Pro Forma)
                                 -----------   --------------   ----------------
SHAREHOLDER FEES (fees paid
 directly from your investment)
   Redemption Fee                   0.00%           0.00%             0.00%
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted
 from Fund assets)
   Management Fee                   1.00%           0.75%             0.75%
   Distribution/Service
    (12b-1) Fee                     0.25%           0.00%             0.00%
   Other Expenses                   1.15%           0.10%             0.10%
                                    ----            ----              ----
TOTAL ANNUAL FUND OPERATING
 EXPENSES                           2.40%           0.85%             0.85%
   Fee Reduction and/or
    Expense Reimbursement           1.00%                             0.00%
                                    ----                              ----
NET EXPENSES                        1.40%+                            0.85%
                                    ====                              ====

+ Fremont Investment Advisors, Inc., has contractually agreed to reduce its fees and/or absorb expenses to limit total annual operating expenses (excluding Rule 12b-1 fees, interest and tax expenses) to 1.40%. See Section II.B.4. for a discussion of fees.

EXAMPLE OF FUND EXPENSES: This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and the changes specified above. This example is for comparison purposes only. It does not necessarily represent a Fund's actual expenses or returns.


Fund               1 Year       3 Years       5 Years        10 Years
----               ------       -------       -------        --------
Select Fund         $142          $651         $1,186         $2,647
Global Fund          $86          $271         $  470         $1,046

D. SHARES AND VOTING

     The Company is a Maryland corporation and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Company currently has thirteen operating series, or funds, including the Funds. Each series has its own investment objective and policies and operates independently for purposes of investments, dividends, other distributions and redemptions. The Select Fund and the Global Fund have their own fee and expense structure. Both Funds have shares that have been issued and sold to the public.

     The Select Fund's shareholders will receive shares of the Global Fund in exchange for their shares if the Merger is approved and completed. Further information about the shares of the Global Fund is contained in the Funds' Combined Statement of Additional Information.


     Each whole or fractional share of the Select Fund is entitled to one vote or corresponding fraction at the Shareholder Meeting. At the close of business on January 22, 1999, the record date for the determination of shareholders entitled to vote at the Shareholder Meeting (the "Record Date"), there were 572,646 shares outstanding held by 44 record holders (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers).

     All shares represented by each properly signed proxy received before the Shareholder Meeting will be voted. If a shareholder specifies how the proxy is to be voted on any business properly to come before the Shareholder Meeting, it will be voted in accordance with instruction given. If no choice is indicated on the proxy, it will be voted FOR approval of the Merger, as more fully described in this Combined Proxy Statement and Prospectus. A proxy may be revoked by a shareholder at any time before its use by written notice to the Company, by submission of a later-dated proxy or by voting in person at the Shareholder Meeting. If any other matters come before the Shareholder Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

     The presence in person or by proxy of shareholders entitled to cast a majority of the votes entitled to be cast at the Shareholder Meeting will constitute a quorum. When a quorum is present, a majority of the shares voted shall decide the proposal. The Shareholder Meeting may be adjourned from time to time by a majority of the votes properly voting on the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the Shareholder Meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. The persons named in the proxy will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. If the adjournment requires setting a new record date or the adjournment is for more than 60 days from the date set for the original meeting (in which case the Board of Directors will set a new record date), the Company will give notice of the adjourned meeting to the shareholders. Business may be conducted once a quorum is present and may continue until adjournment of the meeting.

     Proxies may be voted by mail. All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. Approval of the Merger will occur only if a sufficient number of votes are cast FOR that proposal. Abstentions do not constitute a vote "for" and effectively result in a vote "against." Broker non-votes do not represent vote "for" or "against" and are disregarded in determining whether the proposal has received enough votes.

     As of the Record Date, the Select Fund's and the Global Fund's shareholders of record and (to the Company's knowledge) beneficial owners who owned more than five percent of each Fund's shares are as follows:


                                         Percentage of the Select Fund's
     Select Fund Shareholder                    Outstanding Shares
     -----------------------             -------------------------------

     Fremont Investors, Inc..
     50 Fremont Street, Ste 3600
     San Francisco, CA 94105                       86.00%

                                         Percentage of the Global Fund's
     Global Fund Shareholders                  Outstanding Shares
     -----------------------             -------------------------------
     Bechtel Master Trust for
       Qualified Employees
     100 Plaza One Mailstop 3048
     Jersey City, NJ  07311-3901                   49.00%

     The Officers and Directors of the Company, as a group, owned of record and beneficially less than one percent of the outstanding voting securities of the Select Fund or Global Fund as of the Record Date.

                                II. THE PROPOSAL

A. DESCRIPTION OF THE PROPOSED MERGER


1. THE MERGER


     If the Merger is approved, on the Effective Date the Global Fund will acquire substantially all of the assets and liabilities of the Select Fund. At that time, the Global Fund will issue to the Select Fund the number of Global Fund Shares determined by dividing the value of the Select Fund's net assets so transferred by the net asset value of one Global Fund Share. The net asset value of the Global Fund and the net asset value of the Select Fund will be calculated at the close of business on the date immediately preceding the Effective Date (the "Valuation Date") in accordance with the Funds' valuation procedures described in Fremont Mutual Funds, Inc.'s Combined Prospectus dated March 1, 1999.

     At the same time as that asset transfer, the Select Fund will distribute the Global Fund Shares it receives pro rata to each remaining shareholder of the Select Fund based on the percentage of the outstanding shares of the Select Fund held of record by that shareholder on the Valuation Date. For example, on October 31, 1998, the value of the aggregate net assets of the Select Fund was approximately $4,610,395. The Select Fund Shares were valued at $7.95 per share. The net asset value of each Global Fund Share was $14.13. Therefore, if the Effective Date had been October 31, 1998, the Select Fund would then have redeemed each of its then outstanding shares in exchange for .563 Global Fund Shares.

     This distribution of the Global Fund Shares to the Select Fund's shareholders will be accomplished by the establishment of accounts on the Global Fund's share records in the names of those shareholders, representing the respective pro rata number of Global Fund Shares deliverable to them. Fractional shares will be carried to the third decimal place. Certificates evidencing the Global Fund Shares will not be issued to the Select Fund's shareholders.

     Immediately following the Select Fund's pro rata liquidating distribution of the Global Fund Shares to the Select Fund shareholders, the Select Fund will liquidate and terminate.


      Completion of the Merger is subject to approval by the shareholders of the Select Fund. The Merger may be abandoned at any time before the Effective Date if a majority of the Company's Board of Directors votes to abandon it.

     The Advisor will pay all costs and expenses of the Merger, including those associated with the Shareholder Meeting, the copying, printing and distribution of this Combined Proxy Statement and Prospectus, and the solicitation of proxies for the Shareholder Meeting.


     The above is a summary of the Merger and is not a complete description of the terms of the Merger, which are set forth in the Agreement and Plan of Reorganization attached as Exhibit A to this document.

2. EFFECT OF THE MERGER

     If the Merger is approved by the Select Fund's shareholders and completed, shareholders of the Select Fund as of the Effective Date will become shareholders of the Global Fund. The total net asset value of the Global Fund Shares held by each Shareholder of the Select Fund immediately after completion of the Merger will be equivalent to the total net asset value of the Select Fund Shares held by that same shareholder immediately before completion of the Merger.

     On or before the Effective Date the Select Fund intends to distribute all of its then-remaining net investment income and realized capital gains.


     After the Merger, the investment advisor for the Global Fund will continue to be Fremont Investment Advisors, Inc., and First Fund Distributors, Inc., will continue to be the Global Fund's Distributor. The Global Fund will continue to be managed in accordance with its existing investment objective and policies.


3. FEDERAL INCOME TAX CONSEQUENCES

     As a condition to closing the Merger, the Select Fund and the Global Fund must receive a favorable opinion from Paul, Hastings, Janofsky & Walker LLP, counsel to the Global Fund, substantially to the effect that, for federal income tax purposes: (a) the transfer by the Select Fund of substantially all of its assets and liabilities to the Global Fund solely in exchange for the Global Fund Shares, as described above, is a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) no gain or loss will be recognized by the Select Fund upon the transfer of substantially all of its assets to the Global Fund in exchange solely for shares of the Global Fund Shares; (c) no gain or loss will be recognized by the Global Fund on receipt of the Select Fund's assets in exchange for the Global Fund Shares; (d) the aggregate tax basis of the assets of the Select Fund in the hands of the Global Fund is, in each instance, the same as the basis of those assets in the hands of the Select Fund immediately before the transaction; (e) the holding period of the Select Fund's assets in the hands of the Global Fund includes the period during which the assets were held by the Select Fund; (f) no gain or loss is recognized to the shareholders of the Select Fund upon the receipt of the Global Fund Shares solely in exchange for the Fund's shares; (g) the basis of the Global Fund Shares received by the Select Fund shareholders is, in each instance, the same as the basis of the Select Fund shares surrendered in exchange therefor; and (h) the holding period of the Global Fund Shares received by the Select Fund shareholders includes the holding period during which shares of the Select Fund were held, provided that those shares were held as a capital asset in the hands of the Select Fund shareholders on the date of the exchange. The Company does not intend to seek a private letter ruling from the Internal Revenue Service with respect to the tax effects of the Merger, and one is not required.

4. DESCRIPTION OF THE GLOBAL FUND SHARES

     Each Global Fund Share issued to Select Fund shareholders pursuant to the Merger will be duly authorized, validly issued, fully paid and nonassessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. Each Global Fund Share will represent an equal interest in the assets of the Global Fund. The Global Fund Shares will be sold and redeemed based upon the net asset value of the Global Fund next determined after receipt of the purchase or redemption request, as described in the Global Fund's Prospectus.

5. CAPITALIZATION

     The capitalization of the Funds as of October 31, 1998, and their pro forma combined capitalization as of that date after giving effect to the proposed Merger, are as follows:

                                Global           Select             Pro Forma
                                 Fund             Fund              Combined
                            ------------       ----------         ------------
Aggregate net assets        $631,165,114       $4,610,395         $635,775,509
Shares outstanding*           44,669,207          580,222           44,995,872
Net asset value per share:
 Shares                     $      14.13       $     7.95         $      14.13
----------

* Fremont Mutual Funds, Inc., is authorized to issue ten billion shares for all of its series.

B. COMPARISON OF THE FUNDS

     A brief comparison of the Funds is set forth below. See Section II.F. for more information.

1. INVESTMENT OBJECTIVES AND POLICIES


     The investment objective of the Select Fund is to seek long-term capital appreciation by investing primarily in U.S. equity securities with medium-sized capitalizations. The Advisor defines medium market capitalization companies as those companies whose market capitalization falls within the capitalization range of the Russell Midcap Index. This index measures the performance of the 800 smallest securities in the Russell 1000 Index. The Russell 1000 Index is composed of the 1,000 largest U.S. companies as determined by total market capitalization. As of May 31, 1998, companies in the Russell Midcap Index had market capitalizations of between $1.4 billion and $10.3 billion. These companies represent approximately 35% of the total market capitalization of the Russell 1000 Index companies. Under normal market conditions, the Select Fund expects to hold not more than 30 common stocks representing at least 80% of its total assets.

     In selecting investments for the Select Fund, its portfolio advisors generally seek companies that they believe exhibit characteristics of financial soundness and are undervalued by the market relative to their growth potential. In seeking to identify financially sound companies, the Fund's portfolio advisors rigorously analyze all prospective holdings by subjecting them to the following three steps of their investment process: (1) identify companies with improving business fundamentals; (2) conduct an in-depth analysis of each company's current business and future prospects; and (3) analyze each company's price to determine whether its growth prospects have been discovered by the market. The Fund's portfolio advisor will often select investments that are considered to be unattractive by other investors or are unpopular with the financial press.

     The Global Fund seeks to maximize total return (including income and capital gains) while reducing risk. The Global Fund also invests a portion of its assets in U.S. medium-capitalization companies. The Advisor determines the allocation of assets based on its evaluation of projections of risk, market conditions, asset value and expected return. The Global Fund seeks to provide a systematic, disciplined approach to reducing overall portfolio risk through asset diversification and to weight the portfolio toward asset categories which, at the time of evaluation, appear to have the best expected return potential.


2. INVESTMENT RESTRICTIONS


     Unlike the Select Fund, the Global Fund is a diversified fund and at least 75% of the value of its total assets must be represented by cash and cash items, certain other liquid securities and securities in other issuers in an amount not greater than 5% of its total assets. This is a 1940 Act requirement that the Select Fund, as a non-diversified fund is not subject to (however, other, less restrictive, limitations apply to the concentration of the Select Fund's assets invested in a single issuer.) Therefore, the Select Fund may invest a greater portion of its assets in the securities of a smaller number of issuers and could be subject to a greater risk with respect to each portfolio security. The Global Fund, because of its greater diversification in individual issuers and in the types of securities that it may invest in, is subject to additional risks, such as foreign security risks and interest rate risk. However, the Advisor seeks to balance these risks through an active allocation strategy applied by Global Fund's portfolio managers. For these reasons, the Advisor believes that the Global Fund, over the long-term, presents lower overall risk of loss than the Select Fund.

     Except for the above difference in investment restrictions, both the Global Fund and the Select Fund have identical fundamental investment restrictions, which cannot be changed without the affirmative vote of a majority of each Fund's outstanding voting securities as defined in the 1940 Act. Neither the Global Fund nor the Select Fund may:

(1) Invest 25% or more of the value of its total assets in the securities or issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities or to tax-exempt securities issued by state governments or political subdivisions thereof.

(2) Buy and sell real estate (including real estate limited partnerships) or commodities or commodity contracts; however, the Funds may invest in securities secured by real estate, or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase and sell currencies (including forward currency exchange contracts), gold, bullion, futures contracts, and related options generally as described in their Combined Prospectus and Combined Statement of Additional Information.

(3) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as the term is defined under the Securities Act of 1933, as amended.

(4) Make loans, except that a Fund may purchase debt securities, enter into repurchase agreements, and make loans of portfolio securities amounting to not more than 33 1/3% of its net assets calculated at the time of the securities lending.

(5) Borrow money, except from banks for temporary or emergency purposes not in excess of 30% of the value of the Fund's total assets. A Fund will not purchase securities while such borrowings are outstanding.

(6) Change its status as either a diversified or a non-diversified investment company.

(7) Issue senior securities, except as permitted under the 1940 Act, and except that the Company and the Funds may issue shares of common stock in multiple series or classes.

(8) Notwithstanding any other fundamental investment restriction or policy, each Fund may invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that Fund.

     Other current investment policies of the Select Fund and the Global Fund, which are not fundamental and which may be changed by action of the Board of Directors without shareholder approval, are as follows: Each Fund may not:


(1)  Invest in companies for the purpose of exercising control or management.

(2) Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing.

(3) Invest in interests in oil, gas, or other mineral exploration or development programs or leases.

(4) Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years' continuous operation.

(5) Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with futures contracts.

(6) Enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contract.

(7) Acquire securities or assets for which there is no readily available market or which are illiquid, if, immediately after and as a result of the acquisition, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

(8) Make short sales of securities or maintain a short position, except that a Fund may sell short "against the box."

(9) Invest in securities of an issuer if the investment would cause a Fund to own more than 10% of any class of securities of any one issuer.

(10) Acquire more than 3% of the outstanding voting securities of any one investment company.

     To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board and notice to shareholders.

     If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

3. COMPARATIVE PERFORMANCE INFORMATION


     The chart below shows the risks of investing in each Fund and how each Fund's total return has varied from year-to-year. The table compares each Fund's performance (for the year ended December 31, 1998) to commonly used indices for its market segment. Of course, past performance is no guarantee of future results.

[BAR CHARTS]

               Select Fund              Global Fund
               -----------              -----------
         1998    -15.81%           1994     -4.17%
                                   1995     19.28%
                                   1996     13.97%
                                   1997      9.93%
                                   1997     10.01%

* During the one-year period described above in the bar chart, the Select Fund's best quarter was Q4 1998 (+11.47%) and its worst quarter was Q3 1998 (-22.12%).

** During the five-year period described above in the bar chart, the Global
   Fund's best quarter was Q4 1998 (+18.82%) and its worst quarter was Q3 1998 (-8.93%).

AVERAGE ANNUAL RETURNS THROUGH 12/31/98


                                        Since inception of    Since inception of
                                         the Select Fund       the Global Fund
                             1 Year         (12/31/97)            (11/18/88)
                             ------         ----------            ----------
Select Fund                  -15.81%          -15.81%                 N/A
Global Fund                   10.01%             N/A                10.36%
Russell  Midcap Index+        10.10%           10.10%                 N/A
S&P 500 Index+                28.58%           28.58%               19.48%
MCSI EAFE Index+              20.00%           20.00%                5.70%
Solomon Non-U.S. Gov't Bond
 Index (currency  hedged)+    11.53%           11.53%                8.65%
Lehman Bros. Intermediate
 Gov't/Corp. Bond Index+       8.42%            8.42%                8.38%

+ Each index represents an unmanaged group of stocks that does not reflect the deduction of management fees or expenses.
   RUSSELL MIDCAP INDEX measures the performance of the 800 smallest of the 1,000 largest market capitalization U.S. companies
   S&P 500 INDEX consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.
   MCSI EAFE INDEX is a Morgan Stanley Capital Markets benchmark that measures performance of the international stock market. It combines the European, Australian and Far East markets into a single measure of performance. EAFE is market capitalization weighted, meaning that countries with larger stock markets have a greater impact on the index.
   SOLOMON NON-U.S. GOV'T BOND INDEX tracks the performance of the government bond markets of Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden and the United Kingdom. LEHMAN BROS. INTERMEDIATE GOV'T/CORP. BOND INDEX includes all investment grade government and corporate bonds with a maturity between one and ten years.


4. ADVISORY FEES AND OTHER EXPENSES


     The Advisor serves as investment advisor to both Funds pursuant to an Investment Advisory and Administration Agreement between the Advisor and Fremont Mutual Funds, Inc. The agreement on behalf of the Global Fund was first entered into on November 15, 1988, and the agreement on behalf of the Select Fund was first entered into on December 31, 1997. The Global Fund pays the Advisor a management fee calculated at an annualized rate of 0.60% and an administrative fee of 0.15% of the average daily net assets of the Global Fund. The Select Fund pays the Advisor a management fee calculated at an annualized rate of 1.00% of the average daily net assets of the Select Fund. The total annual expense ratio of the Global Fund currently is lower than that of the Select Fund (0.85% to 1.40% respectively.)

     For the fiscal year ended October 31, 1998, the Advisor received management fees of approximately $5,061,675 from the Global Fund. The Advisor accrued management fees of approximately $42,433 from the Select Fund. Of these fees, the Advisor reduced its fee or reimbursed expenses of the Select Fund equal to approximately $42,142.

5. PORTFOLIO ADVISORS


     Fremont Investment Advisors, Inc., is the investment advisor of each Fund. As of October 31, 1998, the Advisor managed approximately $2.2 billion on behalf of roughly 27,000 investors in the Fremont Funds. The Advisor's Asset Allocation Committee, whose members manage the Global Fund are:

     ROBERT J. HADDICK, CFA, is Senior Vice President of the Advisor and a member of its Investment and U.S. Equity Committees. His primary responsibilities include developing global asset allocation and investment management strategies. Mr. Haddick earned his B.A. and M.B.A. from the University of Illinois.

     ALEXANDRA KINCHEN is Vice President of the Advisor and a member of its Investment and Fixed Income Committees. Ms. Kinchen earned her B.A. and M.B.A. from Golden Gate University, San Francisco, California.

     ALBERT W. KIRSCHBAUM is Managing Director of the Advisor. He is also Chairman of the Advisor's Asset Allocation Committee and the Fixed Income Committee and a member of its Investment Committee. Mr. Kirschbaum received an undergraduate degree from Washington University and has completed course work at Princeton and Wharton.

     PETER F. LANDINI is a Managing Director and Chief Operating Officer of the Advisor and a member of its Investment Committee. He is also Chairman of the Advisor's U.S. Equity and Asset Allocation Committees. Mr. Landini graduated from the University of Santa Clara with a degree in Accounting and received an M.B.A. from Golden Gate University, San Francisco, California.

     DAVID L. REDO is a Director of Fremont Mutual Funds and President, CEO and Chief Investment Officer for the Advisor. He has overall responsibility for the management of approximately $5 billion of marketable securities portfolios by the Advisor, including the Fremont Mutual Funds. Mr. Redo received a B.S. in Electrical Engineering from the University of California, Berkeley and an M.B.A. from the University of Santa Clara.

     The Advisor's U.S. Equity Committee, whose chairman is Peter F. Landini, manages the Select Fund. A discussion of Mr. Landini's business experience is given above.

6. DISTRIBUTION AND SHAREHOLDER SERVICES


     First Fund Distributors, Inc., (the "Distributor") 4455 E. Camelback Road, Suite 261E, Phoenix, AZ 85018 serves as the Funds' Distributor and principal underwriter in a continuous public offering of the Fund's shares. The Distributor does not impose any sales charge on purchases of shares. The Company has adopted a Share Marketing Plan (the "Plan") under Rule 12b-1 with respect to the Select Fund's shares. No Share Marketing Plan has been adopted with respect to the Global Fund's shares.

     The shares of the Global Fund to be issued in the Merger will not be subject to any sales charge. No sales charge is imposed by either Fund on reinvestment of dividends or capital gains distributions.

     The Funds generally require a minimum initial investment of $2,000 ($1,000 for various types of retirement accounts) and subsequent investments of $100 or more. Both Funds have automatic investment plans under which selected amounts are electronically withdrawn from shareholders' accounts with banks and are applied to purchase shares of the Funds.

7. REDEMPTION AND EXCHANGE PROCEDURES


     Shareholders of each Fund may redeem their shares at the net asset value next determined after receipt of a written redemption request or a telephone redemption order without the imposition of any fee or other charge.

     Fremont shareholders may exchange shares in one Fund for shares in another Fund with the same shareholder account registration, taxpayer identification number and address without the imposition of any sales charges or exchange fees. A minimum of $100 must be exchanged into a Fund the shareholder currently owns and a $2,000 minimum for investing in a new Fund. An exchange may result in a realized gain or loss for tax purposes. However, because excessive exchanges can harm a Fund's performance, the Company reserves the right to terminate, either temporarily or permanently, the exchange privileges of any shareholder. Shares can be exchanged by telephone at (800) 548-4539 (press 2).

     Other restrictions may apply. Refer to the Combined Prospectus and the Combined Statement of Additional Information for other exchange policies.

8. INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES


     Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year, if any. The Global Fund intends to distribute substantially all of its net investment income four time a year, at the end of March, June, September and on or about December 15. Each Fund also distributes short-term net realized capital gains, if any, once each year in October.

     Each Fund has elected and qualified as a separate "regulated investment company" under Subchapter M of the Code for federal income tax purposes and meets all other requirements that are necessary for it (but not its shareholders) to pay no federal taxes on income and capital gains paid to shareholders in the form of dividends. In order to accomplish this goal, each Fund must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

9. PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     The Advisor is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of commission rates. In placing orders for the Funds' portfolio transactions, the Advisor's primary consideration is to obtain the most favorable price and execution available, although the Advisor also may consider research and brokerage services provided by the securities broker-dealer, as factors in considering through whom portfolio transactions will be effected. The Funds may pay to those securities broker-dealers who provide brokerage and research service to the Advisor a higher commission than that charged by other securities broker-dealers if the Advisor determines in good faith that the amount of the commission is reasonable in relation to the value of those services in terms either of the particular transaction, or in terms of the overall responsibility of the Advisor and to any other accounts over which the Advisor exercises investment discretion.

10. SHAREHOLDERS' RIGHTS

     The Company is a Maryland corporation. Because each Fund is a series of the Company, its operations are governed by the Company's By-laws and applicable Maryland law.

     The Funds normally will not hold meetings of shareholders except as required under the Investment Company Act and Maryland law. However, shareholders holding 10% or more of the outstanding shares of a Fund may call meetings for the purpose of voting on the removal of one or more of the Directors.

     Shareholders of each Fund have no preemptive, conversion or subscription rights. The shares of each Fund have non-cumulative voting rights, with each shareholder of the Funds entitled to one vote for each full share of the Funds (and a fractional vote for each fractional share) held in the shareholder's name on the books of the Funds as of the record date for the action in question. On any matter submitted to a vote of shareholders, shares of each Fund will be voted by that Fund's shareholders individually when the matter affects the specific interest of that Fund only, such as approval of that Fund's investment management arrangements. The shares of all the Funds will be voted in the aggregate on other matters, such as the election of Directors and ratification of the Board of Directors' selection of the Funds' independent accountants.

C. RISK FACTORS


     The Select Fund's portfolio is subject to the general risks and considerations associated with equity investing. Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks because they can be subject to more abrupt or erratic price movement. Along with the risk of the domestic stock market, the Global Fund involves risks inherent in investments in foreign securities and securities denominated in various currencies. The Global Fund's investments denominated in foreign currencies would become worth less if the value of those currencies goes down compared to the U.S. dollar. There may be less publicly available information about foreign issuers or securities, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. entities. The Global Fund's investments in bonds may go down if interest rates increases. Unlike the Global Fund, the Select Fund does not invest a material amount of its assets in bonds.

     In addition, the performance of the Global Fund depends on the Advisor's allocation of assets among various types of investments. The Advisor may allocate the Global Fund's investments to types of investments that do not perform as well as (or lose money compared to) the Select Fund, which focuses on one type of investment. See the Combined Prospectus and Combined Statement of Additional Information for more information on the risks of the Global Fund.

D. RECOMMENDATION OF THE BOARD OF DIRECTORS


     The Board of Directors of the Company (including a majority of the independent Directors), after due consideration, has unanimously determined that the Merger is in the best interests of the shareholders of the Select Fund and that the interests of the shareholders of the Select and Global Funds would not be diluted. In reaching this conclusion, the Board specifically considered, among others, the following factors:

+ That the Advisor's Asset Allocation Committee could better serve shareholders by increasing the managerial efficiencies of these Funds. This is possible because both Funds maintain an exposure to mid-cap U.S. equities.

+ That due to its size, the Select Fund is too inefficient and uneconomical to continue indefinitely and this situation is unlikely to change in the near future.

+ That the expense ratio of the Global Fund is substantially lower than of the Select Fund.


+ The expected absence of adverse effects on the Global Fund by adding the Select Fund's assets to it.


+ The additional risks associated with an investment in the Global Fund (foreign security and interest rate) do not outweigh the benefit of its overall reduced long-term risk profile compared to the Select Fund.

--------------------------------------------------------------------------------
         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                     VOTE FOR THE ADOPTION OF THE PROPOSAL.
--------------------------------------------------------------------------------

E. DISSENTERS' RIGHTS OF APPRAISAL


     Shareholders of the Select Fund who object to the proposed Merger will not be entitled to any "dissenters' rights" under Maryland law. However, those shareholders have the right at any time up to when the Merger occurs to redeem shares of the Select Fund at net asset value or to exchange their shares for shares of the other Funds offered by the Company (including the Global Fund) without charge. After the Merger, shareholders of the Select Fund will hold shares of the Global Fund, which may also be redeemed at net asset value in accordance with the procedures described in the Global Fund's Prospectus dated March 1, 1999, subject to applicable redemption procedures.

F. FURTHER INFORMATION ABOUT THE SELECT FUND AND THE GLOBAL FUND


     Further information about the Select Fund and the Global Fund is contained in the following documents:


     Combined Prospectus for the Select Fund (with other funds of Fremont Mutual Funds, Inc.), dated March 1, 1998, as supplemented June 22, 1998, June 29, 1998, August 31, 1998, and January 20, 1999.

     Combined Statement of Additional Information for the Select Fund, (with other funds of Fremont Mutual Funds, Inc.), dated March 1, 1998, as supplemented June 29, 1998.

     Further information about the Global Fund is contained in the following documents:

     Combined Prospectus for the Global Fund (with other funds of Fremont Mutual Funds, Inc.), dated March 1, 1999.

     Combined Statement of Additional Information for the Global Fund (with other funds for Fremont Mutual Funds, Inc.), dated March 1, 1999.

     In addition, other documents that relate to each of the Funds are available, without charge, by writing to the Fremont Funds at 333 Market Street, 26th Floor, San Francisco, California 94105 or by calling (800) 548-4539 (press
2).

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and it files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's regional offices at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of these materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, of the SEC, Washington, D.C. 20549.

G. VOTE REQUIRED


     Approval of the proposed Merger requires the affirmative vote of the holders of a majority of the shares of the Select Fund present or voting by proxy at the Shareholder Meeting. If the shareholders of the Select Fund do not approve the proposed Merger, or if the Merger is not consummated for any other reason, then the Board of Directors will take any further action it deems to be in the best interest of the Select Fund and its shareholders, including liquidation, subject to approval by the shareholders of the Select Fund if required by applicable law.


H. FINANCIAL HIGHLIGHTS

     The following selected per-share data and ratios for the period ended October 31, 1998, were audited by PricewaterhouseCoopers LLP. Their report appears in the 1998 Annual Report of the Funds.


                                                  SELECT FUND
                                                  -----------
SELECTED PER-SHARE DATA FOR
THE YEAR OR PERIOD ENDED OCTOBER 31, 1998 (a)

NET ASSET VALUE - BEGINNING OF PERIOD                 $ 9.93
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                           (0.01)
Net realized and unrealized (loss)                     (1.97)
    Total investment operations                        (1.98)
LESS DISTRIBUTIONS:
From net investment income                                --
From net realized gains                                   --
    Total Distributions                                   --
NET ASSET VALUE - END OF PERIOD                       $ 7.95
                                                      ======
TOTAL RETURN1                                         -19.94%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000's)                  $4,610
Ratio of net expenses to average net assets (2)         1.40%*
Ratio of gross expenses to average net assets (2)       2.40%*
Ratio of net investment loss to average net assets     -0.20%*
Portfolio turnover rate                                   98%


(a)  The Select Fund's shares commenced operations on December 31, 1997.
(1) Total return would have been lower had the Advisor not reduced its fees and reimbursed expenses.

(2) Net expenses reflects expenses after fee reductions and expense waivers by the Advisor to limit total annual operating expenses. Gross expenses do not reflect those reductions and waivers.

* Annualized


                                                                  GLOBAL FUND
SELECTED PER-SHARE DATA FOR
THE YEAR OR PERIOD ENDED OCTOBER 31:        1998       1997       1996       1995       1994
                                          --------   --------   --------   --------   --------
NET ASSET VALUE - BEGINNING OF PERIOD     $  14.16   $  15.11   $  14.24   $  13.13   $  13.17
INCOME FROM INVESTMENT OPERATIONS
Net investment income                          .34        .45        .39        .40        .26
Net realized and unrealized gain/(loss)        .17       1.31       1.49       1.24       (.03)
                                          --------   --------   --------   --------   --------
    Total investment operations                .51       1.76       1.88       1.64        .23
                                          --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
From net investment income                    (.25)      (.52)      (.44)      (.50)      (.14)
From net realized gains                       (.29)     (2.19)      (.57)      (.03)      (.13)
                                          --------   --------   --------   --------   --------
    Total distributions                       (.54)     (2.71)     (1.01)      (.53)      (.27)
                                          --------   --------   --------   --------   --------
NET ASSET VALUE - END OF PERIOD           $  14.13   $  14.16   $  15.11   $  14.24   $  13.13
                                          ========   ========   ========   ========   ========
TOTAL RETURN                                  3.62%     13.01%     13.72%     12.78%      1.74%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000's)      $631,165   $665,747   $572,150   $482,355   $453,623
Ratio of expenses to average net assets        .85%       .85%       .87%       .88%       .95%
Ratio of net investment income to
 average net assets                           2.80%      2.66%      2.66%      2.98%      2.47%
Portfolio turnover rate                         75%        48%        71%        83%        52%

                            III. MISCELLANEOUS ISSUES

A. OTHER BUSINESS


     The Board of Directors of the Company knows of no other business to be brought before the Shareholder Meeting. If any other matters come before the Shareholder Meeting, it is the Board's intention that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named on those proxies.


B. NEXT MEETING OF SHAREHOLDERS


     The Company is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. If the Merger is not completed, the next meeting of the shareholders of the Select Fund will be held at such time as the Board of Directors may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Company at its office at a reasonable time before the meeting, as determined by the Board of Directors, to be included in the Company's proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.


C. LEGAL MATTERS

     Certain legal matters in connection with the issuance of the Global Fund Shares have been be passed upon for the Company by Paul, Hastings, Janofsky & Walker LLP.

D. EXPERTS

     The financial statements of the Fremont Select Fund for the year ended October 31, 1998, contained in the Company's 1998 Annual Report to Shareholders, and the financial statements of the Fremont Global Fund for the year ended October 31, 1998, contained in the Company's 1998 Annual Report to Shareholders, have been audited by PricewaterhouseCoopers LLP, independent auditors, as stated in their reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given their authority as experts in accounting and auditing.


--------------------------------------------------------------------------------
          PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN
                      IT PROMPTLY IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

                                   EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of this 25th day of January, 1999, by Fremont Mutual Funds, Inc., a Maryland corporation, for itself and on behalf of the Fremont Global Fund (the "Acquiring Fund"), a series of Fremont Mutual Funds, Inc. (the "Corporation"), and on behalf of the Fremont Select Fund (the "Acquired Fund"), also a series of the Corporation.

         In accordance with the terms and conditions set forth in this Agreement, the parties desire that all of the assets of the Acquired Fund be transferred to the Acquiring Fund, and that the Acquiring Fund assume the Stated Liabilities (as defined in paragraph 1.3) of the Acquired Fund, in exchange for shares of the Acquiring Fund ("Acquiring Fund Shares"), and that these Acquiring Fund Shares be distributed immediately after the Closing, as defined in this Agreement, by the Acquired Fund to its shareholders in liquidation of the Acquired Fund. This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

         In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1. REORGANIZATION OF ACQUIRED FUND

         1.1 Subject to the terms and conditions herein set forth, and on the basis of the representations and warranties contained herein, the Acquired Fund shall assign, deliver and otherwise transfer its assets as set forth in paragraph 1.2 (the "Fund Assets") to the Acquiring Fund and the Acquiring Fund shall assume the Acquired Fund's Stated Liabilities. The Acquiring Fund shall, as consideration therefor, on the Closing Date (as defined in paragraph 3.1), deliver to the Acquired Fund full and fractional Acquiring Fund Shares, the number of which shall be determined by dividing (a) the value of the Acquired Fund Assets, net of the Acquired Fund's Stated Liabilities, computed in the manner and as of the time and date set forth in paragraph 2.1, by (b) the net asset value of one share of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2. Such transfer, delivery and assumption shall take place at the closing provided for in paragraph 3.1 (hereinafter sometimes referred to as the "Closing"). Immediately following the Closing, the Acquired Fund shall distribute the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided in paragraph 1.4 hereof. Such transactions are hereinafter sometimes collectively referred to as the "Reorganization."

                    1.2 (a) With respect to the Acquired Fund, the Fund Assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, instruments, claims and receivables (including dividend and interest receivables) owned by the Acquired Fund, and any prepaid expenses shown as an asset on the Acquired Fund's books on the Closing Date.

                    (b) Before the Closing Date, the Acquired Fund will provide the Acquiring Fund with a schedule of its assets and its known liabilities, and the Acquiring Fund will provide the Acquired Fund with a copy of the current investment objective and policies applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell or otherwise dispose of any of the securities or other assets shown on the list of the Acquired Fund's Assets before the Closing Date but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund is permitted to purchase in accordance with its stated investment objective and policies. Before the Closing Date, the Acquiring Fund will advise the Acquired Fund of any investments of the Acquired Fund shown on such schedule which the Acquiring Fund would not be permitted to hold, pursuant to its stated investment objective and policies or otherwise. If the Acquired Fund holds any investments that the Acquiring Fund would not be permitted to hold under its stated investment objective or policies, the Acquired Fund, if requested by the Acquiring Fund, will dispose of those securities prior to the Closing Date to the extent practicable. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations to which the Acquiring Fund is or will be subject with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

         1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations before to the Closing Date. The Acquiring Fund will assume all liabilities and obligations reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by the administrator of the Corporation as of the Applicable Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period ("Stated Liabilities"). The Acquiring Fund shall assume only the Stated Liabilities of the Acquired Fund, and no other liabilities or obligations, whether absolute or contingent, known or unknown, accrued or unaccrued.

         1.4 Immediately following the Closing, the Acquired Fund will distribute the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Closing Date ("Acquired Fund Investors") in complete liquidation of the Acquired Fund. That distribution will be accomplished by an instruction, signed by an appropriate officer of the Corporation, to transfer the Acquiring Fund Shares then credited to the Acquired Fund's account on the books of the Acquiring Fund to open accounts on the books of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of record of the Acquired Fund Investors and representing the respective pro rata number of shares of the Acquiring Fund due such Acquired Fund Investor based on the respective net asset values per share of the shares of the Acquired Fund. All issued and outstanding shares of the Acquired Fund will be cancelled simultaneously therewith on the Acquired Fund's books, and any outstanding share certificates representing interests in the Acquired Fund will represent only the right to receive such number of Acquiring Fund Shares after the Closing as determined in accordance with paragraph 1.l.

         1.5 If any request shall be made for a change of the registration of shares of the Acquiring Fund to another person from the account of the stockholder in which name the shares are registered in the records of the Acquired Fund, it shall be a condition of such registration of shares that there be furnished to the Acquiring Fund an instrument of transfer properly endorsed, accompanied by appropriate signature guarantees and otherwise in proper form for transfer and that the person requesting such registration shall pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of the Acquiring Fund that such tax has been paid or is not applicable.

         1.6 Following the transfer of assets by the Acquired Fund to the Acquiring Fund, the assumption of the Acquired Fund's Stated Liabilities by the Acquiring Fund, and the distribution by the Acquired Fund of the Acquiring Fund Shares received by it pursuant to paragraph 1.4, the Corporation shall terminate the qualification, classification and registration of the Acquired Fund with all appropriate federal and state agencies. Any reporting or other responsibility of the Corporation is and shall remain the responsibility of the Corporation up to and including the date on which the Acquired Fund is terminated and deregistered, subject to any reporting or other obligations described in paragraph 4.8.

2. VALUATION

         2.1 The value of the Acquired Fund's Fund Assets shall be the value of those assets computed as of the time at which its net asset value is calculated pursuant to the valuation procedures set forth in the Acquiring Fund's then-current Prospectus and Statement of Additional Information on the business day immediately preceding the Closing Date, or at such time on such earlier or later date as may mutually be agreed upon in writing among the parties hereto (such time and date being herein called the "Applicable Valuation Date").

         2.2 The net asset value of each share of the Acquiring Fund shall be the net asset value per share computed on the Applicable Valuation Date, using the market valuation procedures set forth in the Acquiring Fund's then-current Prospectus and Statement of Additional Information.

         2.3 All computations of value contemplated by this Article 2 shall be made by the Acquiring Fund's administrator in accordance with its regular practice as pricing agent. The Acquiring Fund shall cause its administrator to deliver a copy of its valuation report to the Corporation and to the Acquired Fund at the Closing.

3. CLOSING(S) AND CLOSING DATE

         3.l The Closing for the Reorganization shall occur on April 19, 1999, and/or on such other date(s) as may be mutually agreed upon in writing by the parties hereto (each, a "Closing Date"). The Closing(s) shall be held at the offices of Paul, Hastings, Janofsky & Walker LLP, 345 California Street, San Francisco, California 94104 or at such other location as is mutually agreeable to the parties hereto. All acts taking place at the Closing(s) shall be deemed to take place simultaneously as of 10:00 a.m., local time on the Closing Date unless otherwise provided.

         3.2 The Acquiring Fund's custodian shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Fund Assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, by the Acquired Fund in conjunction with the delivery of portfolio securities.

         3.3 Notwithstanding anything herein to the contrary, if on the Applicable Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Corporation, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Applicable Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

4. COVENANTS WITH RESPECT TO THE ACQUIRING FUND AND THE ACQUIRED FUND

         4.1 With respect to the Acquired Fund, the Corporation has called or will call a meeting of Acquired Fund shareholders to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval of the transactions contemplated herein, including approval for the Acquired Fund's liquidating distribution of Acquiring Fund Shares contemplated hereby, and for the Corporation to terminate the Acquired Fund's qualification, classification and registration if requisite approvals are obtained with respect to the Acquired Fund. The Corporation, on behalf of the Acquired Fund, shall prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with that meeting.

         4.2 The Corporation, on behalf of the Acquired Fund, covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

         4.3 The Corporation, on behalf of the Acquired Fund, will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of shares of the Acquired Fund.

         4.4 Subject to the provisions hereof, the Corporation, on its own behalf and on behalf of the Acquiring Fund and the Acquired Fund, will take, or cause to be taken, all actions, and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

         4.5 The Corporation, on behalf of the Acquired Fund, shall furnish to the Acquiring Fund on the Closing Date, a final statement of the total amount of the Acquired Fund's assets and liabilities as of the Closing Date.


         4.6 The Corporation, on behalf of the Acquiring Fund, has prepared and filed, or will prepare and file, with the Securities and Exchange Commission (the "SEC") a registration statement on Form N-14 under the Securities Act of 1933, as amended (the "1933 Act"), relating to the Acquiring Fund Shares (the "Registration Statement"). the Corporation, on behalf of the Acquired Fund, has provided or will provide the Acquiring Fund with the Proxy Materials for inclusion in the Registration Statement, prepared in accordance with paragraph 4.1, and with such other information and documents relating to the Acquired Fund as are requested by the Acquiring Fund and as are reasonably necessary for the preparation of the Registration Statement.

         4.7 As soon after the Closing Date as is reasonably practicable, the Corporation, on behalf of the Acquired Fund: (a) shall prepare and file all federal and other tax returns and reports of the Acquired Fund required by law to be filed with respect to all periods ending on/or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date.

         4.8 Following the transfer of Fund Assets by the Acquired Fund to the Acquiring Fund and the assumption of the Stated Liabilities of the Acquired Fund in exchange for Acquiring Fund Shares as contemplated herein, the Corporation will file any final regulatory reports, including but not limited to any Form N-SAR and Rule 24f-2 filings with respect to the Acquired Fund, promptly after the Closing Date and also will take all other steps as are necessary and proper to effect the termination or declassification of the Acquired Fund in accordance with the laws of the State of Maryland and other applicable requirements.

5. REPRESENTATIONS AND WARRANTIES

         5.1 The Corporation, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

                    (a) The Corporation was duly incorporated pursuant to its Articles of Incorporation, as amended, restated and supplemented (the "Articles"), by the Directors for the purpose of acting as a management investment company under the Investment Company Act of 1940 (the "1940 Act") and is validly existing under the laws of the State of Maryland, and the Articles direct the Directors to manage the affairs of the Corporation and grants them all powers necessary or desirable to carry out such responsibility, including administering the Corporation's business as currently conducted by the Corporation and as described in the current prospectuses of the Corporation. the Corporation is registered as an investment company classified as an open-end management company, under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

                    (b) The Registration Statement, including the current prospectus and statement of additional information of the Acquiring Fund, conforms or will conform, at all times up to and including the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                    (c) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement by the Corporation for itself and on behalf of the Acquiring Fund does not and will not (i) violate the Corporation's Articles or By-Laws, or
          (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument, to which the Corporation is a party or by which its properties or assets are bound;

                    (d) Except as previously disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Corporation's knowledge, threatened against the Corporation or its business, the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Corporation or the Acquiring Fund's financial condition or the conduct of their business. the Corporation knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

                    (e) All issued and outstanding shares, including shares to be issued in connection with the Reorganization, of the Acquiring Fund will, as of the Closing Date, be duly authorized and validly issued and outstanding, fully paid and nonassessable, the shares of each class of the Acquiring Fund issued and outstanding before the Closing Date were offered and sold in compliance with the applicable registration requirements, or exemptions therefrom, of the 1933 Act, and all applicable state securities laws, and the regulations thereunder, and the Acquiring Fund does not have outstanding any option, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares;

                    (f) The execution, delivery and performance of this Agreement on behalf of the Acquiring Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of the Corporation, the Directors and the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Corporation and the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

                    (g) On the effective date of the Registration Statement, at the time of the meeting of the Acquired Fund shareholders and on the Closing Date, any written information furnished by the Corporation with respect to the Acquiring Fund for use in the Proxy Materials, the Registration Statement or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

                    (h) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Maryland law for the execution of this Agreement by the Corporation, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Corporation for itself and on behalf of the Acquiring Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required after the Closing Date;

                    (i) The Statement of Assets and Liabilities, Statement of Operations and Statements of Changes in Net Assets of the Acquiring Fund as of and for the year ended October 31, 1998, audited by PricewaterhouseCoopers LLP (copies of which have been or will be furnished to the Acquired Fund) fairly present, in all material respects, the Acquiring Fund's financial condition as of such date and its results of operations for such period in accordance with generally accepted accounting principles consistently applied, and as of such dates there were no liabilities of the Acquiring Fund (contingent or otherwise) known to the Corporation that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

                    (j) Since the date of the most recent audited financial statements, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business; or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Acquired Fund, prior to the Closing Date (for the purposes of this subparagraph (j), neither a decline in the Acquiring Fund's net asset value per share nor a decrease in the Acquiring Fund's size due to redemptions shall be deemed to constitute a material adverse change);

                    (k) For each full and partial taxable year from its inception through the Closing Date, the Acquiring Fund has qualified as a separate regulated investment company under the Code and has taken all necessary and required actions to maintain such status; and

                    (1) All federal and other tax returns and reports of the Corporation and the Acquiring Fund required by law to be filed on or before the Closing Date shall have been filed, and all taxes owed by the Corporation or the Acquiring Fund shall have been paid so far as due, and to the best of the Corporation's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

         5.2 The Corporation, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

                    (a) The Corporation was duly incorporated pursuant to its Articles of Incorporation, as amended, restated and supplemented (the "Articles") by the Directors for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of the State of Maryland, and the Articles direct the Directors to manage the affairs of the Corporation and grants them all powers necessary or desirable to carry out such responsibility, including administering the Corporation's business as currently conducted by the Corporation and as described in the current prospectuses of the Corporation. The Corporation is registered as an investment company classified as an open-end management company, under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

                    (b) All of the issued and outstanding shares of the Acquired Fund have been offered and sold in compliance in all material respects with applicable registration or notice requirements of the 1933 Act and state securities laws; all issued and outstanding shares of each class of the Acquired Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and non-assessable, and the Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

                    (c) The Acquired Fund is not in violation of, and the execution, delivery and performance of this Agreement by the Corporation for itself and on behalf of the Acquired Fund does not and will not (i) violate the Corporation's Articles or By-Laws, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument to which the Corporation is a party or by its properties or assets are bound;

                    (d) Except as previously disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Corporation's knowledge, threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquired Fund's financial condition or the conduct of its business, the Corporation knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

                    (e) The Statement of Assets and Liabilities, Statements of Operations and Statements of Changes in Net Assets of the Acquired Fund as of and for the period ended October 31, 1998, audited by PricewaterhouseCoopers LLP (copies of which have been or will be furnished to the Acquiring Fund) fairly present, in all material respects, the Acquired Fund's financial condition as of such date and its results of operations for such period in accordance with generally accepted accounting principles consistently applied, and as of such date there were no liabilities of the Acquired Fund (contingent or otherwise) known to the Corporation that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

                    (f) Since the date of the most recent audited financial statements, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Acquiring Fund, prior to the Closing Date (for the purposes of this subparagraph (f), neither a decline in the Acquired Fund's net asset value per share nor a decrease in the Acquired Fund's size due to redemptions shall be deemed to constitute a material adverse change);

                    (g) All federal and other tax returns and reports of the Corporation and the Acquired Fund required by law to be filed on or before the Closing Date shall have been filed, and all taxes owed by the Corporation or the Acquired Fund shall have been paid so far as due, and to the best of the Corporation's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

                    (h) For each full and partial taxable year from its inception through the Closing Date, the Acquired Fund has qualified as a separate regulated investment company under the Code and has taken all necessary and required actions to maintain such status;

                    (i) At the Closing Date, the Acquired Fund will have good and marketable title to the Fund Assets and full right, power and authority to assign, deliver and otherwise transfer such Fund Assets hereunder, and upon delivery and payment for such Fund Assets as contemplated herein, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the 1933 Act;

                    (j) The execution, delivery and performance of this Agreement on behalf of the Acquired Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of the Corporation, the Directors and the Acquired Fund, and this Agreement will constitute a valid and binding obligation the Corporation and the Acquired Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

                    (k) From the effective date of the Registration Statement, through the time of the meeting of the Acquired Fund Investors, and on the Closing Date, the Proxy Materials (exclusive of the portions of the Acquiring Fund's Prospectus contained or incorporated by reference therein, and exclusive of any written information furnished by the Corporation with respect to the Acquiring Fund): (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and as of such dates and times, any written information furnished by the Corporation, on behalf of the Acquired Fund, for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading; and

                    (1) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Maryland law for the execution of this Agreement by the Corporation, for itself and on behalf of the Acquired Fund, or the performance of the Agreement by the Corporation for itself and on behalf of the Acquired Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND

         The obligations of the Corporation to consummate the Reorganization with respect to the Acquired Fund shall be subject to the performance by the Corporation, for itself and on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions with respect to the Acquiring
Fund:

         6.1 All representations and warranties of the Corporation with respect to the Acquiring Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

         6.2 The Corporation, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund at the Closing a certificate executed on behalf of the Acquiring Fund by the Corporation's President, Vice President, Assistant Vice President, Secretary or Assistant Secretary in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Corporation with respect to the Acquiring Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Acquired Fund shall reasonably request.

         6.3 Unless waived by the Acquired Fund, the Acquired Fund shall have received at the Closing a favorable opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to the Corporation, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Fund, substantially to the effect that:

                    (a) the Corporation is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect; (b) the Acquiring Fund is a separate portfolio of the Corporation, which is a corporation duly incorporated pursuant to its Articles of Incorporation, is legally existing and in good standing under the laws of the State of Maryland, and the Articles direct the Directors to manage the affairs of the Corporation and grants them all powers necessary or desirable to carry out such responsibility, including administering the Corporation's business as described in the current prospectuses of the Corporation; (c) this Agreement has been duly authorized, executed and delivered by the Corporation on behalf of the Corporation and the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement on behalf of the Acquired Fund, is a valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles; (d) the Acquiring Fund Shares to be issued to the Acquired Fund and then distributed to the Acquired Fund Investors pursuant to this Agreement are duly registered under the 1933 Act on the appropriate form, and are duly authorized and upon such issuance will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; (e) the Registration Statement has become effective with the SEC and, to the best of such counsel's knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened; (f) no consent, approval, authorization, filing or order of any court or governmental authority of the United States or any state is required for the consummation of the Reorganization with respect to the Acquiring Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required after the Closing Date; and (g) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Corporation or the Acquiring Fund or any of their properties or assets and neither the Corporation nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business.

         6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to any 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts described in the prospectus of the Acquiring Fund delivered to the Acquired Fund pursuant to paragraph 4.1 and in the Proxy Materials.

         6.5 With respect to the Acquiring Fund, the Board of Directors of the Corporation shall have determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

         The obligations of the Corporation to consummate the Reorganization with respect to the Acquiring Fund shall be subject to the performance by the Corporation of all the obligations to be performed by it hereunder, with respect to the Acquired Fund, on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations and warranties of the Corporation with respect to the Acquired Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

         7.2 the Corporation, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund at the Closing a certificate executed on behalf of the Acquired Fund, by the Corporation's President, Vice President, Assistant Vice President, Secretary or Assistant Secretary, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Corporation with respect to the Acquired Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein and as to such other matters as the Acquiring Fund shall reasonably request.

         7.3 Unless waived by the Acquiring Fund, the Acquiring Fund shall have received at the Closing a favorable opinion from Paul, Hastings, Janofsky &

Walker LLP, counsel to the Corporation, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, substantially to the effect that:

                    (a) The Corporation is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect; (b) the Acquired Fund is a separate portfolio of the Corporation, which is a corporation duly incorporated pursuant to its Articles of Incorporation, is validly existing and in good standing under the laws of the State of Maryland, and the Articles direct the Directors to manage the affairs of the Corporation and grants them all powers necessary or desirable to carry out such responsibility, including administering the Corporation's business as described in the current prospectuses of the Corporation; (c) this Agreement has been duly authorized, executed and delivered by the Corporation on behalf of the Corporation and the Acquired Fund and, assuming due authorization, execution and delivery of this Agreement on behalf of the Acquiring Fund, is a valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles; (d) no consent, approval, authorization, filing or order of any court or governmental authority of the United Sates or any state is required for the consummation of the Reorganization with respect to the Acquired Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date; and (e) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Corporation or the Acquired Fund or any of their properties or assets and neither the Corporation nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely effects its business.

         7.4 With respect to the Acquired Fund, the Board of Directors of the Corporation shall have determined that the Reorganization is in the best interests of the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

         The obligations of the Acquiring Fund and of the Acquired Fund herein are each subject to the further conditions that on or before the Closing Date with respect to the Acquiring Fund and the Acquired Fund:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Corporation's Articles and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.

         8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or any of the transactions contemplated herein.

         8.3 All consents of other parties and all other consents, orders, approvals and permits of federal, state and local regulatory authorities (including, without limitation, those of the SEC and of state securities authorities) deemed necessary by the Corporation, on behalf of the Acquiring Fund or the Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not, in the opinion of the party asserting that the condition to closing has not been satisfied, involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

         8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund's shareholders substantially all of the Acquired Fund's investment company taxable income for all taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and substantially all of its net capital gain realized in all taxable years ending on or prior to the Closing Date (after reduction for any capital loss carryover).

         8.6 The Corporation shall have received the opinion of Paul, Hastings, Janofsky & Walker LLP addressed to both the Acquiring Fund and the Acquired Fund (and based on customary representation certificates from the Corporation, the Acquiring Fund and the Acquired Fund) substantially to the effect that, for federal income tax purposes:

          (a) the transfer by the Acquired Fund of the Fund Assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Acquired Fund each are a "party to a reorganization" within the meaning of
     Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities; (c) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Fund Assets to the Acquiring Fund and the assumption by the Acquiring Fund of the Stated Liabilities in exchange for the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund shareholders in exchange for their shares of the Acquired Fund; (d) no gain or loss will be recognized by the Acquired Fund Investors upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares; (e) the aggregate tax basis for the Acquiring Fund Shares received by each of the Acquired Fund Investors pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Acquired Fund Investors will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder (provided the Acquired Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of the Acquired Fund assets acquired by the Acquiring Fund will be same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this paragraph 8.6.

9. EXPENSES

         9.1 Except as may be otherwise provided herein, each of the Acquired Fund and the Acquiring Fund shall be liable for its respective expenses incurred in connection with entering into and carrying out the provisions of this Agreement, whether or not the transactions contemplated hereby are consummated. The expenses payable by the Acquired Fund hereunder shall include (i) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization; (ii) expenses associated with printing and mailing the Prospectus/Proxy Statement and soliciting proxies in connection with the meeting of shareholders of the Acquired Fund referred to in paragraph 4.1 hereof; (iii) all fees and expenses related to the liquidation of the Acquired Fund; (iv) fees and expenses of the Acquired Fund's custodian and transfer agent(s) incurred in connection with the Reorganization; and (v) any special pricing fees associated with the valuation of the Acquired Fund's portfolio on the Applicable Valuation Date. Fremont Investment Advisors, Inc., has agreed to reimburse the Acquired Fund for the expenses listed in items (i), (ii), (iii) (iv) and (v) above. The expenses payable by the Acquiring Fund hereunder shall include (i) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization; (ii) expenses associated with preparing this Agreement and preparing and filing the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued in the Reorganization; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization; (iv) any fees and expenses of the Acquiring Fund's custodian and transfer agent(s) incurred in connection with the Reorganization; and (v) any special pricing fees associated with the valuation of the Acquiring Fund's portfolio on the Applicable Valuation Date. Fremont Investment Advisors, Inc., has agreed to reimburse the Acquiring Fund for the expenses listed in items (i), (ii), (iii), (iv) and (v) above.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 This Agreement constitutes the entire agreement between the parties and supersedes any prior or contemporaneous understanding or arrangement with respect to the subject matter hereof.

         10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein.

11. TERMINATION

         11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing by the mutual written consent of the Acquiring Fund and the Acquired Fund.

12. AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Corporation, acting on behalf of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the shareholders of the Acquired Fund, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Fund to be to the Acquired Fund Investors under this Agreement to the detriment of such Acquired Fund Investors, or otherwise materially and adversely affecting the Acquired Fund, without the Acquired Fund obtaining the Acquired Fund Investors' further approval except that nothing in this paragraph 12 shall be construed to prohibit the Acquiring Fund and the Acquired Fund from amending this Agreement to change the Closing Date or Applicable Valuation Date by mutual agreement.

13. NOTICES

         Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed to:

For the Corporation, on behalf of itself and the Acquiring Fund and/or Acquired Fund:

Fremont Mutual Funds
333 Market Street, Suite 2600
San Francisco, California  94105
Attention: Michael H. Kosich
           President

         With a copy to:

         Julie Allecta, Esq.
         Paul, Hastings, Janofsky & Walker LLP
         345 California St., 29th Floor
         San Francisco, California 94104

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

         14.1 The article and paragraph headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to Articles, paragraphs, subparagraphs or Exhibits shall be construed as referring to Articles, paragraphs or subparagraphs hereof or Exhibits hereto, respectively. Whenever the terms "hereto", "hereunder", "herein" or "hereof" are used in this Agreement, they shall be construed as referring to this entire Agreement, rather than to any individual Article, paragraph, subparagraph or sentence.

         14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

         14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer.

Fremont Mutual Funds, Inc.
for itself and on behalf of
the Fremont Global Fund


By: /s/ Michael H. Kosich
   ---------------------------
    Michael H. Kosich
    President


Fremont Mutual Funds, Inc.
for itself and on behalf of
the Fremont Select Fund


By: /s/ Michael H. Kosich
   ---------------------------

    Michael H. Kosich
    President

                                      PROXY
                                     FOR THE
                                 MARCH 30, 1999
                       SPECIAL MEETING OF SHAREHOLDERS OF
                               FREMONT SELECT FUND

     The undersigned hereby appoints Michael H. Kosich and Tina Thomas, and each of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of Fremont Select Fund (the "Select Fund") of Fremont Mutual Funds, Inc., (the "Company") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Select Fund to be held on March 30, 1999, and at any adjournment thereof.

     + Proposal to approve or disapprove a Merger of the Select Fund into the Fremont Global Fund (the "Global Fund"), a separate series of the Company, providing for (i) the transfer of substantially all of the assets and liabilities of the Select Fund to the Global Fund in exchange for shares of the Global Fund of equivalent value, (ii) the pro rata distribution of those Global Fund shares to the shareholders of the Select Fund in full redemption of those shareholders' shares in the Select Fund, and (iii) the immediate liquidation and termination of the Select Fund, all as described in the accompanying Combined Proxy Statement and Prospectus.

             [  ] FOR      [  ] AGAINST      [  ] ABSTAIN


And, in their discretion, to transact any other business that may lawfully come before the meeting or any adjournment(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS YOU DIRECT ON THIS FORM. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.


                                              Dated:                      , 1999
                                                    ----------------------



                                              ----------------------------------
                                                        Signature of Shareholder


                                              ----------------------------------
                                                        Signature of Shareholder

When shares are registered jointly in the names of two or more persons, ALL must sign. The signature(s) must correspond exactly with the name(s) shown. Please promptly sign, date and return this proxy in the enclosed envelope.

                    -----------------------------------------

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                            FOR THE REORGANIZATION OF

                               FREMONT SELECT FUND

                                      INTO

                               FREMONT GLOBAL FUND

                    -----------------------------------------

                           FREMONT MUTUAL FUNDS, INC.

                           50 Beale Street, Suite 100

                         San Francisco, California 94105
                                 (800) 548-4539

                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 10, 1999

                     FOR REGISTRATION STATEMENT ON FORM N-14

      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Combined Proxy Statement and Prospectus dated March 10, 1999, which has been filed by Fremont Mutual Funds, Inc., (the "Company") in connection with a Special Meeting of Shareholders of Fremont Select Fund (the "Select Fund") of the Company that has been called to vote on an Agreement and Plan of Reorganization (and the transactions contemplated thereby). Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing to Fremont Mutual Funds, Inc., at the address indicated above or by calling toll-free (800) 546-4539.

      Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.


     Further information about the Company, the Fremont Global Fund (the "Global Fund") is contained in the Global Fund's Combined Prospectus and Statement of Additional Information (including other Fremont Funds) dated March 1, 1999,and the Annual Report for the Global Fund (including other Fremont Funds) for the fiscal year ended October 31, 1998.

     Further information about the Select Fund (the "Select Fund") is contained in the Combined Prospectus for Fremont Select Fund (including other Fremont Funds), dated March 1, 1998, as supplemented June 22, 1998, June 29, 1998, August 31, 1998, and January 20, 1999, and in the Combined Statement of Additional Information for the Select Fund (including other Fremont Funds) dated March 1, 1998, as supplemented June 29, 1998, and the Annual Report for the Select Fund (including other Fremont Funds) for the fiscal year ended October 31, 1998

     The Funds' Statement of Additional Information (including other Fremont Funds), dated March 1, 1998, amended June 29, 1998, is incorporated by reference in this Statement of Additional Information and is available without charge by calling Fremont Mutual Funds toll-free at (800) 548-4539.

                                TABLE OF CONTENTS
                                                                   Page
                                                                   ----

General Information ............................................... B-2

                               GENERAL INFORMATION


     The shareholders of the Select Fund are being asked to approve a form of Agreement and Plan of Reorganization (the "Plan") combining the Select Fund into the Global Fund (and the transactions contemplated thereby). The Plan contemplates the transfer of all substantially all of the assets and liabilities of the Select Fund as of the Effective Date to the Global Fund, and the assumption by the Global Fund of the liabilities of the Select Fund, in exchange for shares of the Global Fund. Immediately after the Effective Date, the Select Fund will distribute to its shareholders of record as of the close of business on the Effective Date the shares of the Global Fund received. The shares of the Global Fund that will be issued for distribution to the Select Fund's shareholders will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Select Fund held as of the Closing Date. The Company will then take all necessary steps to terminate the qualification, registration and classification of the Select Fund. All issued and outstanding shares of the Select Fund will be canceled on the Select Fund's books. Shares of the Global Fund will be represented only by book entries; no share certificates will be issued.

     A Special Meeting of the Select Fund's shareholders to consider the transaction will be held at the offices of the Company, 333 Market Street, Suite 2600, San Francisco, California 94105 on March 30, 1999 at 9:00 A.M., local time.

     For further information about the transaction, see the Combined Proxy Statement and Prospectus. For further information about the Company and the Global Fund, see the Global Fund's Combined Statement of Additional Information, dated March 1, 1999, which is available without charge by calling the Company at
(800) 548-4539. For further information about the Select Fund, see the Select Fund's Combined Statement of Additional Information, dated March 1, 1998, as supplemented June 29, 1998, which is available without charge by calling the Company at (800) 548-4539.

                    -----------------------------------------

                                     PART C

                           FREMONT MUTUAL FUNDS, INC.
                                OTHER INFORMATION

                    -----------------------------------------

                            FREMONT MUTUAL FUNDS, INC.
                         -------------------------------

                                    FORM N-14

                                     PART C

                         -------------------------------


ITEM 15. INDEMNIFICATION


      Article  VII(g) of the  Articles of  Incorporation,  filed as Exhibit (1),
      Item 24(b), provides for indemnification of certain persons acting on behalf of the Funds.

      The  Funds  and the  Advisor  are  jointly  insured  under an  errors  and
      omissions  policy  issued  by  American   International   Specialty  Lines
      Insurance Company.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act of 1933"), may be permitted to directors, officers and controlling persons by the Registrant's charter and bylaws, or otherwise, the Registrant has been advised that in opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in said Act, and is, therefore, unenforceable. In particular, the Articles of the Company provide certain limitations on liability of officers and directors. In the event that a claim for indemnification against such liabilities (other than the payment by the Series of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 16. EXHIBITS


        (1) Articles of Incorporation as amended and supplemented, are incorporated by reference to Post-Effective Amendment No. 31 filed with the Commission on March 2, 1998 ("Post-Effective Amendment No. 31") under File Nos. 33-23453 and 811-5632.

        (2)     By-Laws  are   incorporated   by  reference  to   Post-Effective
                Amendment No. 21 filed with the Commission on January 20, 1996.

        (3)     Voting Trust Agreement--Not applicable.

        (4)     Form of Agreement and Plan of Reorganization is included in Part
                A.

        (5)     Specimen Share Certificate--Not applicable.

        (6) Amended and Restated Investment Advisory and Administrative Securities Agreement for the Global Fund and Investment Advisory and Administrative Services Agreement related to the Select Fund are incorporated by reference to Post-Effective Amendment No. 31.

        (7)(A) Distribution Agreement with First Fund Distributors, Inc., incorporated by reference to Post-Effective Amendment No. 28 filed with the Commission on October 17, 1997.

        (7)(B)  Form of Selling Group Agreement--Not applicable.

        (8)     Benefit Plan(s)--Not applicable.

        (9) Custody Agreement is incorporated by reference to Post-Effective Amendment No. 31 filed with the Commission on December 15, 1998.

        (10)    Form of Shareholder Services Plan--Not applicable.

        (11) Consent and Opinion of Counsel as to legality of shares is incorporated by reference to Post-Effective Amendment No. 31.

        (12)    Opinion   and   Consent  as  to  Tax  Matters.

        (13)(A) Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with Fremont Investment Advisors, Inc.--on file (File No. 811-5632 under Post-Effective Amendment No. 23 filed February 28, 1997)

        (13)(B) Sub-Transfer Agency Agreement with Countrywide Fund Services, Inc.--on file (File No. 811-5632 under Post-Effective Amendment No. 23 filed February 28, 1997)

        (13)(C) Administration Agreement with Investment Company Administration Corporation (File No. 811-5632 under Post-Effective Amendment No. 28 filed October 17, 1997)

        (13)(D) License Agreement relating to the Mark "Fremont" with Fremont Investment Advisors, Inc.--on file (File No. 811-5632)

        (13)(E) Investment Accounting Agreement between Investors Fiduciary Trust Company and Fremont Mutual Funds, Inc.--on file (File No. 811-5632 under Post-Effective Amendment No. 17 filed March 1,
                1994).

        (13)(F) Sub-Transfer Agency Agreement with National Financial Data Services, Inc.--on file (File No. 811-5632 Under Post Effective Amendment No. 31 file March 2, 1998)

        (14)    Independent Auditors' Consent.

        (15)    Not Applicable.

        (16) Power of Attorney incorporated by reference to Registration Statement filed with the Commission on Form N-14 on February 1, 1999, under File No. 333-71527.

        (17)    Not Applicable.

ITEM 17. UNDERTAKINGS.

        (1) Registrant agrees that, before any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable.

        (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

      As required by the Securities Act of 1933 this registration statement has been signed on behalf of the Registrant, in the City of San Francisco and State of California, on the 10th day of March, 1999.

                                     FREMONT MUTUAL FUNDS, INC.

                                     /s/ David L. Redo*
                                     --------------------------------------
                                     David L. Redo
                                     Chairman of the Board of Directors and
                                     Chief Executive Officer

      As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:.

SIGNATURE                           TITLE                           DATE
---------                           -----                           ----

David L. Redo*              Chairman of the Board               March 10, 1999
------------------------    of Directors and
David L. Redo               Chief Executive Officer
                            (Principal Executive Officer)

Jack Gee*                   Vice President and                  March 10, 1999
------------------------    Controller (Principal Financial
Jack Gee                    and Accounting  Officer)

Richard E. Holmes*          Director                            March 10, 1999
------------------------
Richard E. Holmes


------------------------    Director                            March __, 1999
Donald C. Luchessa


David L. Egan*              Director                            March 10, 1999
------------------------
David L. Egan


Peter F. Landini*           Director                            March 10, 1999
------------------------
Peter F. Landini


Michael F. Kosich*          Director                            March 10, 1999
------------------------
Michael F. Kosich


*By: /s/ Julie Allecta
------------------------

Julie Allecta, Attorney-in-Fact
Pursuant to Power of Attorney
filed herewith as Item 16(16).

                                                          SEC File No. 333-71527
    7

                           FREMONT MUTUAL FUNDS, INC.

                                    FORM N-14

                                  EXHIBIT INDEX



Number         Exhibit
------         -------

 12            Tax Opinion and Consent -- Paul, Hastings, Janofsky & Walker LLP

 14            Independent Auditors' Consent--PricewaterhouseCoopers LLP